                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 3.1


[BRITISH           MINISTRY OF FINANCE        MAILING ADDRESS:              LOCATION:
COLUMBIA           Corporate and Personal     PO BOX 9431 Stn Prov Govt     2nd Floor - 940 Blanshard St
COAT OF ARMS]      Property Registries        Victoria BC V8W 9V3           Victoria BC
                                                                            250 356-8626
                   www.corporateonline.gov.bc.ca
------------------------------------------------------------------------------------------------------------------


                                                                               CERTIFIED COPY
                               NOTICE OF ARTICLES               Of a Document filed with the Province of
                                                                 British Columbia Registrar of Companies
                            BUSINESS CORPORATIONS ACT                       /s/ J S Powell
                                                                                J S Powell
                                                                             February 11, 2005


--------------------------------------------------------------------------------
This Notice of Articles was issued by the Registrar on: February 11, 2005 11:12 AM Pacific Time

Incorporation Number:     C0709000


Recognition Date and Time: Continued into British Columbia on November 19, 2004 10:17 AM Pacific Time
================================================================================

                               NOTICE OF ARTICLES

NAME OF COMPANY:
ASPREVA PHARMACEUTICALS CORPORATION

================================================================================

REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
25TH FLOOR, TORONTO-DOMINION BANK TOWER      25TH FLOOR, 700 WEST GEORGIA STREET
P.O. BOX 10026 700 WEST GEORGIA STREET       VANCOUVER BC V7Y 1B3
VANCOUVER BC V7Y 1B3
================================================================================
RECORDS OFFICE INFORMATION

MAILING ADDRESS:                             DELIVERY ADDRESS:
25TH FLOOR, TORONTO-DOMINION BANK TOWER      25TH FLOOR, 700 WEST GEORGIA STREET
P.O. BOX 10026 700 WEST GEORGIA STREET       VANCOUVER BC V7Y 1B3
VANCOUVER BC V7Y 1B3

                                                       C0709000Page: 1      of 4

================================================================================
DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
HUNT, RONALD

MAILING ADDRESS:                                  DELIVERY ADDRESS:
11 MADISON AVENUE, 26TH FLOOR                     11 MADISON AVENUE, 26TH FLOOR
NEW YORK NY 10010                                 NEW YORK NY 10010
UNITED STATES                                     UNITED STATES

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
HALL, NOEL

MAILING ADDRESS:                                  DELIVERY ADDRESS:
5077 CORDOVA BAY ROAD                             5077 CORDOVA BAY ROAD
VICTORIA BC V8Y 2K1                               VICTORIA BC V8Y 2K1

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
GLICKMAN, RICHARD

MAILING ADDRESS:                                  DELIVERY ADDRESS:
2377 TRYON ROAD                                   2377 TRYON ROAD
SIDNEY BC V8L 5H8                                 SIDNEY BC V8L 5H8

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
ORONSKY, ARNOLD

MAILING ADDRESS:                                  DELIVERY ADDRESS:
2710 SANDHILL ROAD, 2ND FLOOR                     2710 SANDHILL ROAD, 2ND FLOOR
MENLO PARK CA 94025                               MENLO PARK CA 94025
UNITED STATES                                     UNITED STATES

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
CALHOUN, KIRK

MAILING ADDRESS:                                  DELIVERY ADDRESS:
201 OCIAN AVE B1004                               201 OCIAN AVE B1004
SANTA MONICA CA 90402                             SANTA MONICA CA 90402
UNITED STATES                                     UNITED STATES

--------------------------------------------------------------------------------



                                                        C0709000Page: 2     of 4

LAST NAME, FIRST NAME MIDDLE NAME:
MILNE, DR. GEORGE

MAILING ADDRESS:                             DELIVERY ADDRESS:
PO BOX 473                                   PO BOX 473
40409 SHORE LANE                             40409 SHORE LANE
BOCA GRANDE FL 33921                         BOCA GRANDE FL 33921
UNITED STATES                                UNITED STATES

--------------------------------------------------------------------------------

LAST NAME, FIRST NAME MIDDLE NAME:
MACKAY-DUNN, Q.C., R. HECTOR

MAILING ADDRESS:                             DELIVERY ADDRESS:
25th FLOOR, 700 WEST GEORGIA STREET          25th FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3                         VANCOUVER BC V7Y 1B3

--------------------------------------------------------------------------------
LAST NAME, FIRST NAME MIDDLE NAME:
LEVY, JULIA G.

MAILING ADDRESS:                             DELIVERY ADDRESS:
877 GREAT NORTHERN WAY                       877 GREAT NORTHERN WAY
VANCOUVER BC V5T 4T5                         VANCOUVER BC V5T 4T5


================================================================================

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

                                FEBRUARY 4, 2005


                                                        C0709000Page: 3     of 4

================================================================================
AUTHORIZED SHARE STRUCTURE
--------------------------------------------------------------------------------
  1. NO MAXIMUM        COMMON SHARES              WITHOUT PAR VALUE






                                                  WITH SPECIAL RIGHTS OR
                                                  RESTRICTIONS ATTACHED


================================================================================
  2. NO MAXIMUM        PREFERRED SHARES           WITHOUT PAR VALUE


                                                  WITH SPECIAL RIGHTS OR
                                                  RESTRICTIONS ATTACHED




--------------------------------------------------------------------------------
  1) 12,677,192        SERIES A, PREFERRED        SPECIAL RIGHTS OR RESTRICTIONS
                                                  ARE ATTACHED

================================================================================


                                                       C0709000Page: 4      of 4